INSTALLMENT PROMISSORY NOTE

$150,000                                          February 11, 1994
                                                  Phoenix, Arizona


         FOR VALUE  RECEIVED,  the  undersigned,  ILX  INCORPORATED,  an Arizona corporation (the "undersigned"), promises to pay to the order of MARTORI ENTERPRISES INCORPORATED, an Arizona corporation ("Seller"), at Phoenix, Arizona, or at such other place as the holder hereof may from time to time designate, the principal sum of One Hundred Fifty Thousand Dollars ($150,000.00), together with interest thereon at the rate of 10% (ten percent) per annum (the "Note Rate"), payable in 36 equal monthly installments of principal and interest in the amount of $4,840.08 commencing on March 11, 1994, and on the 11th day of each calendar month thereafter. The entire unpaid principal balance, together with all accrued and unpaid interest thereon and other costs payable hereunder, shall be paid in full on February 11, 1997.

         The undersigned acknowledges that the undersigned has agreed to the rate of interest represented by the Note Rate, and any additional charges, costs and fees arising out of or related to the transaction of which this Note is a part, to the extent deemed to be interest under applicable law.

         Each and every payment due under this Note shall be made in lawful money of the United States of America and in immediately available funds, and when made shall be first applied to accrued costs, expenses and fees, if any, then to accrued interest that has not yet been added to principal, and then to the reduction of the principal amount of this Note. This Note may be prepaid, in whole or in part, without penalty or premium, provided that each such payment shall be applied as set forth above.

         At the option of the holder hereof, any of the following shall constitute a "default" hereunder, and, upon the occurrence of any of the following, all obligations hereunder shall, at the option of the holder hereof, become immediately due and payable, without presentment for payment, diligence, grace, exhibition of this Note, protest, further demand or notice of any kind, all of which are hereby expressly waived: (i) any sum owing hereunder or under any other indebtedness of the undersigned to Seller is not paid as agreed; (ii) any petition or application for any form of relief under any provision of Title 11, United States Code, as amended from time to time (the "Bankruptcy Code") or any other law pertaining to reorganization, insolvency or readjustment of debts is filed by or against the undersigned, its assets or affairs; (iii) the undersigned makes an assignment for the benefit of creditors, is not paying debts as they become due, or is granted an order for relief under any chapter of the Bankruptcy Code; (iv) a custodian, as defined by the Bankruptcy Code, takes charge of any property of the undersigned; (v) garnishment, attachment, levy or execution is issued against any of the property or effects of the undersigned;
(vi) termination, failure to exist or dissolution of the undersigned; or (vii) there is any default or breach of any representation, warranty or covenant, or there is any false statement or material omission, by the undersigned under any document forming part of the transaction in respect of which this Note is made or forming part of any other transaction under which the undersigned is indebted to Seller.

         The undersigned hereby agrees: (i) to any and all extensions (including extensions beyond the original term hereof) and renewals hereof, from time to time, without notice, and that no such extension or renewal shall constitute or be deemed a release of any obligation of the undersigned to the holder hereof;
(ii) that any written modification, extension or renewal hereof executed by the undersigned shall constitute a representation and warranty of the undersigned that the unpaid balance of principal, interest and other sums owing hereunder at the time of such modification, renewal or extension are owed without adjustment for offset, counterclaim or other defense of any kind by the undersigned against Seller; (iii) that the acceptance by the holder hereof of any performance which does not comply strictly with the terms hereof shall not be deemed to be a waiver or bar of any right of said holder, nor a release of any obligation of the undersigned to the holder hereof; (iv) to offsets of any sums or property owed to the undersigned by the holder hereof at any time; (v) that this Note shall be governed by the laws of the State of Arizona applicable to promissory notes made and to be paid in the State of Arizona; and (vi) to pay the holder hereof upon demand any and all costs, expenses and fees (including reasonable attorneys' fees) incurred in enforcing or attempting to recover payment of the amounts due under this Note, including negotiating, documenting and otherwise pursuing or consummating modifications, extensions, compositions, renewals or other similar transactions pertaining to this Note, irrespective of the existence of an event of default, and including costs, expenses and fees incurred before, after or irrespective of whether suit is commenced, and in the event suit is brought to enforce payment hereof, such costs, expenses and fees and all other issues in such suit shall be determined by a court sitting without a jury.

         This Note is secured by a Security (Pledge) Agreement of even date herewith.

         This Note is executed to be effective as of the date set forth above.

                            ILX INCORPORATED, an Arizona corporation




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ATTEST:

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